UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 8, 2011

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 8, 2011 American Vanguard Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2010. The full text of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is being furnished under Items 2.02 and 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On March 11, 2011, American Vanguard Corporation issued a press release announcing that its Board of Directors had declared a cash dividend of $0.03 per share to be distributed on April 15, 2011 to shareholders of record as of April 1, 2011. The full text of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On March 10, 2011, the Board of Directors of American Vanguard Corporation determined that, pursuant to Article II, Section 2.01 of the By-Laws of American Vanguard Corporation (as revised and adopted March 31, 2008), the 2011 Annual Meeting of Stockholders will be held at 11:00 am PDT on Thursday, June 9, 2011 at the Marriott Hotel, 900 Newport Center Drive, Newport Beach, California and that the close of business on Friday, April 15, 2011, be the record date for determination of stockholders having the right to vote at the 2011 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated March 8, 2011 of American Vanguard Corporation regarding fourth quarter and full-year 2010 results.

Exhibit 99.2	Press release dated March 11, 2011 of American Vanguard Corporation regarding declaration of a semiannual cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: March 11, 2011
	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel
& Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated March 8, 2011 regarding fourth quarter and full-year 2010 results.

Exhibit 99.2	Press release of American Vanguard Corporation dated March 11, 2011 regarding declaration of semiannual dividend.